Income Taxes	6 Months Ended	12 Months Ended
	Sep. 30, 2019	Mar. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
6.	Income Taxes

The income tax benefit for the six months ended September 30, 2019 and 2018 was $15,804 and $11,584, respectively, which represents an effective tax rate of 10.7% and 24.3%, respectively.

Fluctuations in our reported income tax rates from the statutory rate are primarily due to benefits recognized as a result of certain incentive tax credits resulting from research and experimental expenditures and discrete items recognized in the quarters.

McKesson Tax Receivable Agreement

In connection with the closing of the Transactions, the Joint Venture, subsidiaries of McKesson that serve as members of the Joint Venture (the “McK Members”), McKesson and the Company entered into a tax receivable agreement (the “McKesson Tax Receivable Agreement”). The McKesson Tax Receivable Agreement generally provides for the payment by the Joint Venture to the McK Members and it assigns 85% of the net cash tax savings realized (or, in certain circumstances, deemed to be realized) by the Company in periods ending on or after the date on which McKesson ceases to own at least 20% of the outstanding units of the Joint Venture (the “LLC Units”) as a result of (i) certain amortizable tax basis in assets transferred to the Joint Venture at the closing of the Transactions and (ii) imputed interest deductions and certain other tax attributes arising from payments under the McKesson Tax Receivable Agreement. Additionally, upon the occurrence of the first exchange of LLC Units by McKesson (or its permitted transferees), if any, the Company has agreed to enter into an additional tax receivable agreement with the McK Members, pursuant to which the Company would be required to pay to the relevant McK Member 85% of the net cash tax savings, if any, arising from the Company’s utilization of (i) certain tax basis increases resulting from the relevant exchange and payments under such additional tax receivable agreement and (ii) imputed interest deductions. The Company may also be required to enter into and make payments under an additional tax receivable agreement with McKesson in certain circumstances.

Because payments under the McKesson Tax Receivable Agreement are contingent upon McKesson’s ceasing to own at least 20% of the Joint Venture and such an event was not probable at the inception of the McKesson Tax Receivable Agreement or as of September 30, 2019, no related obligation has been reflected on the accompanying condensed balance sheet.

Letter Agreement

The Company, the Joint Venture, McKesson and certain of McKesson’s affiliates have entered into a letter agreement relating to the Contribution Agreement (the “Letter Agreement”). The Letter Agreement addresses miscellaneous tax-related matters, including (i) technical clarifications and modifications to the manner in which the Joint Venture allocates certain items of taxable income, loss and deduction among, and calculates and makes required tax distributions to, its members, (ii) the sharing of certain contingent tax benefits and expenses not addressed by the McKesson Tax Receivable Agreement or the tax matters agreement that the Company will enter into with McKesson in connection with a spin-off or split-off transaction (or a combination of the foregoing) that McKesson may, at its election, initiate and complete that would result, among other things, in the acquisition by the Company of all of McKesson’s LLC Units and the issuance by the Company to McKesson and/or McKesson’s securityholders of an equal number of shares of its common stock and (iii) procedures applicable in the case of certain tax proceedings. In particular, pursuant to the terms of the Letter Agreement, McKesson may adjust the manner in which depreciation or amortization deductions in respect of assets transferred to the Joint Venture at the closing of the Transactions are allocated among the Company, McKesson and certain of McKesson’s affiliates beyond minimum amounts provided in the LLC Agreement. If an amount of deductions is allocated to the Company in excess of a specified minimum threshold, the Company will be required to make cash payments to McKesson equal to 100% of the tax savings of the Company attributable to such excess deductions for any tax period ending prior to the date on which McKesson ceases to own at least 20% of the outstanding LLC Units of the Joint Venture, after which the terms of the McKesson Tax Receivable Agreement will control. At September 30, 2019, the Company has recorded a liability to McKesson equal to $48,363, which reflects the amount payable for future tax savings the Company anticipates receiving as a result of deductions that are probable to be allocated by McKesson to the Company for the year ended March 31, 2019 and is reflected as Due to McKesson on the consolidated balance sheet.

10.	Income Taxes

The income tax provision (benefit) for the years ended March 31, 2019 and 2018 and for the period from June 22, 2016 (inception) to March 31, 2017 was as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018	June 22, 2016 (inception) through March 31, 2017
Current:
Federal	$—	$—	$—
State	—	—	—
Current income tax provision (benefit)	—	—	—
Deferred:
Federal	(15,468)	(116,563)	(14,420)
State	(3,127)	(3,058)	(2,389)
Deferred income tax provision (benefit)	(18,595)	(119,621)	(16,809)
Total income tax provision (benefit)	$(18,595)	$(119,621)	$(16,809)

The reconciliation between the federal statutory rate and the effective income tax rate is as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018	June 22, 2016 (inception) through March 31, 2017
Statutory U.S. federal tax rate	21.0%	31.5%	35.0%
State income taxes (net of federal benefit)	3.5	3.6	3.6
Remeasurement of deferred tax assets and liabilities arising from the Tax Legislation	—	166.9	—
Research and development tax credit	1.6	2.4	0.5
Other	0.2	(0.5)	(0.1)
Effective income tax rate	26.3%	203.9%	39.0%

On December 22, 2017, the Tax Legislation was signed into law. The Tax Legislation revised the U.S. corporate income tax by, among other things, lowering corporate income tax rates, placing limits on the utilization of net operating loss carryovers, extending the net operating loss carryover period and eliminating net operating loss carrybacks, implementing the territorial tax systems and imposing a repatriation tax on deemed repatriated earnings of foreign subsidiaries.

The Company recognized a tax benefit for the impact of the revaluation of U.S. deferred tax assets and liabilities due to the federal income tax rate reduction from 35% to 21% during fiscal year 2018. In order to properly account for the blended tax rate in place for fiscal year 2018, the Company estimated the deferred tax assets and liabilities expected to reverse during the current fiscal year and applied a tax rate of 31.5%. All other deferred tax assets and liabilities are expected to reverse in fiscal year 2019 or later and were revalued at 21%.

The enactment of the Tax Legislation resulted in an increase in income tax benefit of approximately $97,924 for the year ended March 31, 2018. The tax effects are the result of the change in the enacted rate causing a remeasurement of the U.S. federal deferred tax liabilities at the lower enacted tax rate.

Tax benefits recognized during the year ended March 31, 2018 related to the Tax Legislation were considered provisional under SAB 118. The Company finalized the impact of the Tax Legislation during the third quarter of fiscal year 2019 and did not make any adjustments to the amounts recorded in the year ended March 31, 2018.

Significant components of the Company’s deferred tax assets (liabilities) as of March 31, 2019 and 2018 were as follows:

	March 31, 2019	March 31, 2018
Deferred tax assets and (liabilities):
Investment in the Joint Venture	$(190,448)	$(192,681)
Net operating loss carryover	19,958	9,757
Interest disallowance from the Joint Venture	7,711	—
Tax credits	2,786	1,621
Net deferred tax assets and (liabilities)	$(159,993)	$(181,303)
Reported as:
Non-current deferred tax assets	—	—
Non-current deferred tax liabilities	(159,993)	(181,303)
Net deferred tax assets and (liabilities)	$(159,993)	$(181,303)

The Company recognizes interest income and expense (if any) related to income taxes as a component of income tax expense. The Company recognized no interest and penalties for the years ended March 31, 2019 and 2018 and for the period from June 22, 2016 (inception) to March 31, 2017.

As of March 31, 2019, the Company had net operating loss carryforwards (tax effected) for federal and state purposes of $74,836 and $73,616, respectively. The federal net operating losses generated as of March 31, 2018 ($50,290) expire from 2037 to 2038. The federal net operating losses generated in March 31, 2019 ($24,546) have an indefinite life following changes implemented by the Tax Legislation. Certain states conformed to the change in federal tax law and will have an indefinite life beginning with net operating losses generated in March 31, 2019, which will apply to $10,135 of the state net operating losses. The remaining $63,481 of state net operating losses will expire from 2022 through 2039.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. With respect to state and local jurisdictions and countries outside of the United States, the Company and its subsidiaries are typically subject to examination for a number of years after the income tax returns have been filed. Although the outcome of tax audits is always uncertain, the Company believes that adequate amounts of tax, interest and penalties have been provided for in the accompanying financial statements for any adjustments that may be incurred due to such audits.